---------------------------
                           Annual Report June 30, 1998
                           ---------------------------

                                   OPPENHEIMER

                                      High
                                   Yield Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's Manager

10 Statement of Investments

30 Statement of
   Assets and
   Liabilities

32 Statement of Operations

33 Statements of Changes in
   Net Assets

34 Financial Highlights

37 Notes to Financial Statements

49 Independent
   Auditors' Report

50 Federal Income
   Tax Information

51 Officers and
   Trustees

52 Information and Services

 Report highlights
--------------------------------------------------------------------------------

o Ranking: The Fund's Class A shares earned a 5-star ranking (5-stars) from Morningstar for the combined 3-, 5- and 10-year periods ended June 30, 1998, among 1,468 (3-year), 890 (5-year) and 337 (10-year) fixed income funds.(1)

o We found attractive yields in lower-rated securities and emerging market bonds in a low interest-rate environment.

o The aftereffects of the Asian crisis should slow the U.S. economy and prevent the Federal Reserve from raising interest rates.

-------------------------------
 Avg Annual Total Returns
-------------------------------

For the 1-Year Period
Ended 6/30/98

Class A
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 12.34%           7.01%
-------------------------------

Class B
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 11.50%           6.50%
-------------------------------

Class C
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 11.42%           10.42%
-------------------------------

Class Y
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------
 5.81%            5.81%
-------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1) Source: Morningstar, Inc., 6/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund is ranked 5 stars (3-year), 5 stars (5-year) and 5 stars (10-year) weighted 20%/30%/50%, respectively.

(2) Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

(3) Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/3/93). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class Y shares were first publicly offered on 10/15/97 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                          2 Oppenheimer High Yield Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

James C. Swain
Chairman
Oppenheimer
High Yield Fund


[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
High Yield Fund

As we move further into 1998, we remain impressed by the strength of the U.S. economy, despite the volatility in the world's financial markets. While we've seen a decline in stock prices this summer, taking a wider perspective of the markets reveals that, over the long term, U.S. and many world markets have continued to serve investors well.

      At OppenheimerFunds, we are pleased to help our shareholders seek the rewards of rising markets, but we also recognize that increasing levels of return cannot last forever. In fact, we've already begun to see signs of change. Because no one can predict exactly how the markets will react tomorrow or the next day, we feel it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

      One of the leading risks facing investors today is rooted in the fact that stock valuations remain at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these circumstances, we believe, regardless of daily fluctuations in the markets, it is unlikely that stocks will sustain the unprecedented growth rate of the past three years. However, we also believe that any market corrections we may see would be only temporary pauses on the way to potential long-term gains.

      We are also examining the potential economic effects of the "millennium problem" that will render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem may require some companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

      For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

      We encourage you to meet with your financial advisor to discuss how today's uncertain markets or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,


/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
July 22, 1998


                          3 Oppenheimer High Yield Fund

 Performance update
--------------------------------------------------------------------------------

--------------------------------
 Avg Annual Total Returns
--------------------------------
For the Periods Ended 6/30/98(1)

Class A
 1 year  5 year 10 year
--------------------------------
 7.01%   9.10%  10.16%
--------------------------------

Class B
                Since
 1 year  5 year Inception
--------------------------------
 6.50%   9.00%  9.59%
--------------------------------

Class C
                Since
 1 year  5 year Inception
--------------------------------
 10.42%  N/A    11.69%
--------------------------------

Class Y
                Since
 1 year  5 year Inception
--------------------------------
 N/A     N/A    5.81%
--------------------------------

--------------------------------
 Cumulative Total Return
--------------------------------
For the Period Ended 6/30/98(1)

Class A
 5 year
--------------------------------
 54.60%        $15,460(3)
--------------------------------

Oppenheimer High Yield Fund's Class A shares performed well over the past 12 months, provided an average annual total return, without sales charges, of 12.34% for the one-year period ended June 30, 1998.(2)

      Moderate economic growth, low inflation and growing corporate earnings during the period created an ideal environment for high-yield bonds, and we took advantage of the opportunities a rising market provided.

Growth of $10,000
Over five years(3)
(without sales charges)

[The following table was originally a mountain graph in the printed material.]

                       Oppenheimer                Merrill Lynch
                       High Yield                  High Yield
                         Fund                   Bond Master Index
  6/93                  10000                        10000
  9/93                  10205.9                      10254
 12/93                  10775.4                      10609
  3/94                  10634.9                      10413
  6/94                  10627.2                      10292
  9/94                  10713.6                      10432
 12/94                  10521.2                      10486
  3/95                  10858.2                      11118
  6/95                  11380.3                      11823
  9/95                  11716.7                      12169
 12/95                  12106.5                      12574
  3/96                  12539.3                      12757
  6/96                  12774.2                      12932
  9/96                  13340.8                      13436
 12/96                  13832.6                      13965
  3/97                  13822.7                      14111
  6/97                  14447.9                      14781
  9/97                  15179.5                      15359
 12/97                  15482.2                      15756
  3/98                  16158                        16195
  6/98                  16231.3                      16466

(1) Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 7/28/78. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. Class Y shares were first publicly offered on 10/15/97 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

(2) Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                          4 Oppenheimer High Yield Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer High Yield Fund is for investors looking for high income potential and diversification for their portfolio.

Credit Allocation(4)

[PIE CHART OMITTED]

Treasury/Agency    0.4%
AAA/AA            10.5
A/BBB              5.2
BB/B              71.2
Other             12.7

What We Look For

o Strong management willing to make tough decisions.

o Industries that are currently undervalued or are trading relatively "cheap."

o Improving or expanding businesses in industries with room for growth.

o Changes in the business cycle that might affect corporate profits.

Corporate Bonds & Notes Top 10 Sectors
(Percentage of net assets)(5)
--------------------------------------------------------------------------------
 Media/Entertainment:
 Telecommunications       9.9%   Information Technology  4.4%
--------------------------------------------------------------------------------
 Media/Entertainment:
 Wireless Communications  8.1    Service                 3.5
--------------------------------------------------------------------------------
                                 Media/Entertainment:
 Energy                   6.4    Cable/Wireless Video    3.1
--------------------------------------------------------------------------------
 Gaming/Leisure           4.9    Metals/Minerals         2.8
--------------------------------------------------------------------------------
 Transportation           4.7    Manufacturing           2.7
--------------------------------------------------------------------------------

(3) Results of a hypothetical $10,000 investment in Class A shares on June 30, 1993. The Merrill Lynch High Yield Bond Master Index is an unmanaged index including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.

(4) Portfolio is subject to change. Percentages are as of June 30, 1998, and are based on total market value of rateable investments. Average credit quality and ratings allocations include securities rated by a national rating organization. Under normal market conditions, the Fund invests at least 65% of its assets in high yield, lower rated fixed-income securities commonly known as "junk bonds." Securities rated below investment-grade carry a greater risk of default. While the Fund has generally invested under 15% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it is not restricted to any amount by the prospectus.

(5) Portfolio is subject to change. Percentages are as of June 30, 1998, and are based on net assets.


                          5 Oppenheimer High Yield Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"The Fund declared an increase in its dividend, effective with the June 1998 payment."

How has the Fund performed over the past 12 months?

Oppenheimer High Yield Fund continued to perform very well over the 12-month period ended June 30, 1998. The Fund's Class A shares provided an average annual total return, without deducting sales charges, of 12.34% for the fiscal year.(1)

      In addition, the Fund declared an increase in its dividend, effective with the June 1998 payment. The Fund's dividend rose from $1.212 per share to $1.246 per share.

How did the U.S. high-yield corporate bond market perform over the past year?

High-yield bonds were among the U.S. bond market's top-performing sectors over the past 12 months. U.S. economic growth has been solid, but inflation remained quite low. At the same time, corporate profits have continued to expand. These influences have been good for the U.S. bond market in general, but especially so for high-yield corporate bonds.

      In the wake of the financial crisis in Asia that first appeared during the second half of 1997, the prices of U.S. high-yield bonds as well as other non-Treasury fixed-income sectors and the U.S. equity market declined temporarily. A combination of economic forces, including ill-advised economic policies and a weak banking system, led to a massive currency devaluation in many Asian countries. In effect, the wealth of many Asian governments and businesses dropped to a fraction of its former value. Economic difficulties, corporate bankruptcies and declines in the financial markets followed.


(1) Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                         6 Oppenheimer High Yield Fund

[PHOTO]

Portfolio Management
Team (l to r)
Ralph Stellmacher
(Portfolio Manager)
Scott Scharer

However, in early 1998, U.S. bond prices, except for the relatively stable prices of Treasury bonds, quickly rebounded. That's because investors expected the Asian crisis to help moderate the rate of U.S. economic growth. Anticipation of slower economic growth calmed inflation fears and produced lower long-term interest rates. Investors seeking high income increasingly turned to high-yield bonds in the declining interest-rate environment.

      The high-yield bond market achieved most of its gains during the third quarter of 1997 and the first quarter of 1998. Then investors adopted a wait-and-see attitude after the first quarter gains, becoming increasingly concerned that more moderate economic growth might result in a significant slowdown in the growth of U.S. companies' earnings. This resulted in relatively flat returns for high-yield bonds during the second quarter of 1998.

How did you position the Fund in the aftermath of the Asian crisis?

When 1997 ended, we were quite optimistic about the prospects for the high-yield bond market, and we positioned the Fund accordingly. In a moderately expanding economy, we generally expect fewer risks when investing in lower-rated bonds. Therefore, in anticipation of ideal economic conditions we modestly reduced the portfolio's average credit quality. By shifting assets to lower-rated U.S. securities, we were able to capture higher yields.


                         7 Oppenheimer High Yield Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"Strong economic growth and low inflation created an especially attractive environment for high-yield corporate bonds."

We also increased our exposure to debt securities issued by companies and governments in the emerging markets of Latin America, Eastern Europe and Asia. Because of the Asian financial crisis, yields of these bonds had risen dramatically relative to U.S. bonds. We believed that the problems affecting most emerging markets would ultimately be resolved, and that selected emerging-market bonds represented very good values. This forecast proved to be correct, and emerging-markets debt provided positive total returns during the first quarter of 1998. In March, we took profits in many of these positions because their yields had declined to more normal levels, relative to U.S. bonds.

Where did you find the greatest opportunities in high-yield securities?

Due to recessionary conditions in Asia, we believed that U.S. companies with a domestic focus would do better than companies with international exposure. Therefore, we increased our holdings of bonds issued by growing U.S. industries, such as wireless technology, information technology, Internet providers and telecommunications as well as domestic service companies. In turn, we reduced our exposure to producers of international commodities--including paper, chemical and steel companies--because of their inability to raise prices in a low-inflation environment.

      We also continued to participate in the growing market for commercial mortgage-backed securities. These bonds are secured by mortgages on industrial, commercial, retail and multi-family residential real estate. Commercial mortgage-backed securities provided an income advantage over similarly rated corporate


                         8 Oppenheimer High Yield Fund

"In the second half of 1998, we expect slower economic growth to relieve any pressure on interest rates."

securities. However, in our opinion, the risk that issuers might fall behind in their mortgage payments was reduced by the healthy economy.

Have more companies turned to the high-yield debt markets to finance their operations?

Yes. We expect 1998 to be a record year for new issuance of high-yield bonds as companies take advantage of low interest rates. We have seen in excess of $80 billion dollars of new issuance in the U.S. high-yield bond market so far this year. In 1997, we saw about $115 billion of new issuance, and we expect this year's total issuance to exceed that amount by the end of 1998. This ample supply of new high-yield bonds contributed to the market's pause during the second quarter of 1998, when investor demand declined amid concern over corporate earnings. In our view, the recent imbalance between supply and demand should moderate when issuers complete their financing activities.

What is your outlook for the remainder of this year?

We have a positive outlook. We expect interest rates on fixed-income securities, in general, to remain low, making high-yield securities attractive to investors seeking high income. At the same time, a healthy economy should support corporate profits, potentially reducing the risk that high-yield bond issuers may have trouble meeting their obligations.

      Of course, we will continue to monitor the global economy and financial markets carefully. Whatever the future brings, we intend to remain vigilant in our efforts to select strong credits and deliver a high level of current income by investing in a broadly diversified portfolio of high-yield fixed-income securities.


                         9 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments June 30, 1998
--------------------------------------------------------------------------------

                                                                          Face           Market Value
                                                                          Amount(1)      See Note 1
====================================================================================================
Mortgage-Backed Obligations--2.8%
----------------------------------------------------------------------------------------------------
Amresco Commercial Mortgage Funding I Corp., Multiclass Mtg
Pass-Through Certificates, Series 1997-C1:
Cl. G, 7%, 6/17/29(2)                                                     $   840,000    $   783,300
Cl. H, 7%, 6/17/29(2)                                                         840,000        758,625
----------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates,
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(3)                                  1,500,000      1,386,094
----------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates, Series 1993-C1,
Cl. E, 7.76%, 12/25/03(2)(3)                                                1,452,000      1,474,506
----------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates:
Series 1997-C1, Cl. F, 7.50%, 6/20/13(2)                                    1,400,000      1,383,900
Series 1997-C1, Cl. G, 7.50%, 6/20/14(2)                                    1,900,000      1,795,500
Series 1997-C1, Cl. H, 7.50%, 8/20/14(2)                                    1,400,000      1,141,000
Series 1997-C2, Cl. F, 7.46%, 5/17/14                                       3,500,000      3,360,000
Series 1997-C2, Cl. H, 7.46%, 1/17/35                                       1,500,000      1,233,750
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 177, Cl. B, 0.233%-2.674%, 7/1/26(4)          29,854,698      6,759,290
----------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, 6.929%, 2/25/11(2)(3)                       4,500,000      3,964,500
----------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations, Series 1997-C2, Cl. F, 6.75%, 4/16/29      3,000,000      2,593,125
Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1, Cl. X,
8.907%, 7/15/27(4)                                                         76,416,213      7,378,941
----------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(2)                                   1,960,000      1,830,762
Series 1997-RR, Cl. D, 7.671%, 4/30/39(2)(3)                                5,000,000      4,882,812
Series 1997-RR, Cl. F, 7.739%, 4/30/39(2)(3)                                8,000,000      6,687,500
----------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(2)                    1,400,000      1,358,000
----------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                       1,684,451      1,598,729
----------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1,
Cl. E, 9.184%, 1/20/06                                                      2,496,000      2,639,520
                                                                                         -----------
Total Mortgage-Backed Obligations (Cost $54,189,890)                                      53,009,854

====================================================================================================
Foreign Government Obligations--3.8%
----------------------------------------------------------------------------------------------------
Argentina (Republic of) Sr. Unsec. Unsub. Bonds, 11%, 10/9/06               6,800,000      7,174,000
----------------------------------------------------------------------------------------------------
Bonos de la Tesoreria de la Federacion, Zero Coupon,
19.799%, 4/8/99(9)MXP                                                      25,604,570      2,381,506
----------------------------------------------------------------------------------------------------
Brazil (Federal Republic of):
Bonds, Series RG, 6.688%, 4/15/12(3)                                        2,040,000      1,426,715
Debt Conversion Bonds, 6.688%, 4/15/12(3)                                   6,175,000      4,318,610
Multi-Year Discount Facility Agreement Trust Certificates,
Series REGS, 6.563%, 9/15/07(3)                                               844,516        680,933


                         10 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Face           Market Value
                                                                          Amount(1)      See Note 1
-----------------------------------------------------------------------------------------------------
Foreign Government Obligations  (continued)
Bulgaria (Republic of) Disc. Bonds, Tranche A, 6.563%, 7/28/24(3) $       2,384,000    $    1,826,740
-----------------------------------------------------------------------------------------------------
Ecuador (Republic of):
Debs., 6.625%, 2/27/15(3)                                                   373,856           209,360
Disc. Bonds, 6.625%, 2/28/25(3)                                           5,680,000         3,961,800
Par Bonds, 3.50%, 2/28/25(3)                                              1,370,000           739,800
Past Due Interest Bonds, 6.625%, 2/27/15(3)                                 473,996           265,438
-----------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan):
Bonds, Series DEF, 5%, 12/23/23(7)                                          500,000           353,125
Disc. Bonds, 6.563%, 12/23/23(3)                                          1,750,000         1,375,938
-----------------------------------------------------------------------------------------------------
Ivory Coast (Government of) Past Due Interest Bonds,
2%, 3/29/18(6)(7)                                                         2,465,000           918,213
-----------------------------------------------------------------------------------------------------
Korea (Republic of) Bonds, 8.875%, 4/15/08                                  495,000           450,063
-----------------------------------------------------------------------------------------------------
Nigeria (Federal Republic of) Promissory Nts., Series RC,
5.092%, 1/5/10                                                            2,234,926         1,554,398
-----------------------------------------------------------------------------------------------------
Panama (Government of):
Bonds, 8.875%, 9/30/27                                                      785,000           740,844
Past Due Interest Debs., 6.563%, 7/17/16(3)                               1,874,644         1,438,790
-----------------------------------------------------------------------------------------------------
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
3.25%, 3/7/17(3)                                                          3,505,000         1,971,563
-----------------------------------------------------------------------------------------------------
Perusahaan Listr, 17%, 8/21/01(2)IDR                                  1,000,000,000            45,270
-----------------------------------------------------------------------------------------------------
Philippines (Republic of) Bonds, 8.75%, 10/7/16                             930,000           865,481
-----------------------------------------------------------------------------------------------------
Poland (Republic of):
Disc. Bonds, 6.688%, 10/27/24(3)                                          2,000,000         1,962,500
Par Bonds, 3%, 10/27/24(7)                                                1,420,000           937,200
-----------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon,
3/17/99(2)(5)IDR                                                      4,000,000,000            67,567
-----------------------------------------------------------------------------------------------------
Russia (Government of):
Debs., 6.719%, 12/15/15(3)                                                1,183,570           658,361
Debs., Series 19 yr., 6.625%, 12/15/15(3)                                 3,929,254         2,184,429
Principal Loan Debs., 3.3125%, 12/15/20(2)(6)                            15,750,000         7,459,121
-----------------------------------------------------------------------------------------------------
Turkey (Republic of) Treasury Bills, Zero Coupon,
86.946%, 9/30/98(9)TRL                                            3,011,000,000,000         9,710,925
-----------------------------------------------------------------------------------------------------
United Mexican States Bonds:
11.375%, 9/15/16                                                          1,360,000         1,506,200
11.50%, 5/15/26                                                           8,520,000         9,691,500
-----------------------------------------------------------------------------------------------------
Venezuela (Republic of):
Bonds, 9.25%, 9/15/27                                                     1,220,000           951,600
Disc. Bonds, Series DL, 6.625%, 12/18/07(3)                                 453,514           371,882
Front-Loaded Interest Reduction Bonds, Series A,
6.625%, 3/31/07(3)                                                        2,571,424         2,134,283
                                                                                          -----------
Total Foreign Government Obligations (Cost $75,640,120)                                    70,334,155


                         11 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                     Face           Market Value
                                                                     Amount(1)      See Note 1
===============================================================================================
Loan Participations--0.1%
-----------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation:
Tranche 1, 6.688%, 9/4/06(3)                                         $ 1,179,272    $   901,407
Tranche A, 7.375%, 3/4/00(3)                                             786,181        742,942
-----------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 6.563%, 1/1/09(2)(3)                                        1,140,000        974,700
                                                                                    -----------
Total Loan Participations (Cost $2,601,293)                                           2,619,049

===============================================================================================
Corporate Bonds and Notes--70.6%
-----------------------------------------------------------------------------------------------
Aerospace--1.8%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                  5,600,000      5,922,000
-----------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                  115,000        122,475
12.25% Pass-Through Certificates, 12/1/02                              6,425,000      7,099,625
-----------------------------------------------------------------------------------------------
Constellation Finance LLC, 9.80% Airline Receivable
Asset-Backed Nts., Series 1997-1, 1/1/01(2)                            3,000,000      3,045,000
-----------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Cl. B, 6/15/04(2)                                                      2,351,673      2,428,103
-----------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment Trust, 7/2/08(2)             2,029,721      2,171,802
-----------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04            11,400,000     12,027,000
                                                                                    -----------
                                                                                     32,816,005

-----------------------------------------------------------------------------------------------
Chemicals--2.0%
ClimaChem, Inc., 10.75% Gtd. Sr. Unsec. Nts., Series B, 12/1/07        2,880,000      3,016,800
-----------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                                    1,400,000      1,435,000
-----------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07       2,890,000      2,832,200
-----------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03(10)               11,325,000     12,528,281
-----------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Gtd. Nts., 10/15/07                  1,950,000      1,915,875
-----------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07            3,245,000      3,228,775
-----------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                                       7,145,000      7,323,625
-----------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                           2,260,000      2,248,700
11.75% Sr. Unsec. Sub. Nts., 8/15/06(10)                               3,505,000      3,522,525
                                                                                    -----------
                                                                                     38,051,781

-----------------------------------------------------------------------------------------------
Consumer Durables--0.2%
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02        510,000        530,400
-----------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)             2,695,000      3,162,475
                                                                                    -----------
                                                                                      3,692,875


                         12 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Face           Market Value
                                                                     Amount(1)      See Note 1
-----------------------------------------------------------------------------------------------
Consumer Non-Durables--1.5%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs., 7/1/09(6)(11)                             $ 2,520,000    $ 1,335,600
10.50% Sr. Nts., 7/1/08(6)                                             2,380,000      2,403,800
-----------------------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05        4,462,000      4,528,930
-----------------------------------------------------------------------------------------------
Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03       5,600,000      5,936,000
-----------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Sub. Nts., 5/1/08(6)              1,525,000      1,530,719
-----------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc., 7% Sr. Nts., 5/15/98(2)(12)(13)(14)       5,955,189             --
-----------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts., 2/1/08    4,335,000      4,362,094
-----------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
11.176%, 3/15/01(9)                                                    8,840,000      6,895,200
                                                                                   ------------
                                                                                     26,992,343

-----------------------------------------------------------------------------------------------
Energy--6.4%
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                    4,200,000      4,126,500
-----------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
9.125% Sr. Unsec. Nts., 4/15/06                                        3,227,000      3,186,662
9.625% Sr. Nts., 5/1/05(6)                                             7,000,000      7,052,500
-----------------------------------------------------------------------------------------------
Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07    5,450,000      5,463,625
-----------------------------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts., Series B, 12/1/05                   3,175,000      3,468,687
-----------------------------------------------------------------------------------------------
Dailey International, Inc., 9.50% Sr. Unsec. Nts., Series B, 2/15/08   2,800,000      2,744,000
-----------------------------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                     2,500,000      2,400,000
-----------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(2)               2,800,000      2,870,000
-----------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B, 2/15/07                                 5,695,000      5,438,725
9.50% Sr. Sub. Nts., 11/1/06                                           2,750,000      2,770,625
-----------------------------------------------------------------------------------------------
Gothic Energy Corp., Units (each unit consists of $1,000 principal amount of 0%/14.125% sr. disc. nts., 5/1/06 and 7.933 warrants
to purchase one share of common stock)(6)(11)(15)                     14,875,000      8,701,875
-----------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., 5/1/05(6)              9,725,000      9,360,312
-----------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Nts., 2/15/08                       4,300,000      4,289,250
-----------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., Series D, 11/1/06        3,390,000      3,084,900
-----------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Gtd. Sr. Sec. Nts., 6/1/08(6)              4,980,000      4,755,900
-----------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., 5/15/08(6)              5,000,000      5,162,500
-----------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06           13,615,000     12,321,575
-----------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., 5/15/07                       7,525,000      7,675,500
-----------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                     11,920,000     12,039,200
-----------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc.,
11.75% First Mtg. Nts., Series B, 11/15/03                               925,000        975,875
-----------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                       5,710,000      5,781,375
-----------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc.:
0%/11.375% Sr. Disc. Nts., 2/15/09(6)(11)                              1,680,000        999,600
0%/9.875% Sr. Disc. Nts., 2/15/08(6)(11)                               4,200,000      2,667,000
-----------------------------------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts., 5/15/07                            1,500,000      1,402,500
                                                                                   ------------
                                                                                    118,738,686


                         13 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                          Face              Market Value
                                                                          Amount(1)         See Note 1
----------------------------------------------------------------------------------------------------------
Financial--1.5%
AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                 $    1,125,000    $    1,151,719
----------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                            78,000            89,310
----------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(2)                                      621,021           622,574
----------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., Series B, 9/15/04                       4,455,000         3,274,425
----------------------------------------------------------------------------------------------------------
European Bank Reconstruction & Development, Zero Coupon
Sr. Unsub. Nts., Series EMTN:
13.513%, 12/31/18(9)ZAR                                                       48,120,000           547,373
14.98%, 4/7/17(9)ZAR                                                          53,915,000           608,716
----------------------------------------------------------------------------------------------------------
Industrial Bank of Japan Preferred Capital Co. (The) LLC,
8.79% Bonds, 12/29/49(3)(6)                                                    4,485,000         4,106,000
----------------------------------------------------------------------------------------------------------
Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(2)(14)                        8,802,000                --
----------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                                     350,000           397,250
----------------------------------------------------------------------------------------------------------
Parametric RE Ltd., 10.206% Nts., 11/15/07(2)(3)                               1,000,000         1,022,500
----------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero Coupon Nts., Series 2, 7/15/98(2)(5)IDR     2,464,500,000            33,304
----------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts.,
Series B, 4/1/08                                                              10,180,000        10,103,650
----------------------------------------------------------------------------------------------------------
Veritas Capital Trust, 10% Gtd. Debs., 1/1/28(2)                               2,525,000         2,657,562
----------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                              3,820,000         4,020,550
                                                                                               -----------
                                                                                                28,634,933

----------------------------------------------------------------------------------------------------------
Food & Drug--2.4%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                      4,730,000         5,084,750
----------------------------------------------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts., 8/15/03                                        7,840,000         8,212,400
----------------------------------------------------------------------------------------------------------
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04                                        4,665,000         4,874,925
10.625% Sr. Sub. Nts., Series B, 7/31/07                                      10,325,000        10,815,437
----------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon Nts.,
11/1/03(11)                                                                    4,350,000         3,675,750
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07           7,825,000         8,294,500
----------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                         1,065,000         1,182,150
----------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Unsec. Sub. Nts., 7/1/04                2,495,000         2,557,375
                                                                                               -----------
                                                                                                44,697,287

----------------------------------------------------------------------------------------------------------
Food/Tobacco--2.3%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., 7/1/08(6)                             1,680,000         1,698,900
----------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                           10,015,000        10,115,150
----------------------------------------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., 12/15/07(6)(11)                 6,950,000         4,552,250
----------------------------------------------------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr. Sub. Nts., 1/15/08(6)                      1,120,000         1,097,600
----------------------------------------------------------------------------------------------------------
Favorite Brands International, Inc., 10.75% Sr. Nts., 5/15/06(6)               2,850,000         2,892,750
----------------------------------------------------------------------------------------------------------
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06                 6,845,000         7,461,050
----------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., 2/1/05(6)                           4,400,000         4,488,000
----------------------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Sub. Nts., 3/15/10(6)                               1,960,000         2,023,700
----------------------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Sub. Nts., 2/15/08(6)                       2,240,000         2,273,600


                         14 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Face              Market Value
                                                                          Amount(1)         See Note 1
----------------------------------------------------------------------------------------------------------
Food/Tobacco  (continued)
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07     $ 3,435,000    $ 3,606,750
-----------------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07                      1,690,000      1,774,500
                                                                                          -----------
                                                                                           41,984,250

-----------------------------------------------------------------------------------------------------
Forest Products/Containers--1.2%
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(2)                                785,000        843,875
-----------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                              4,440,000      4,639,800
10.875% Sr. Sub. Nts., 4/1/08                                                2,830,000      2,872,450
-----------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                         4,450,000      4,945,062
-----------------------------------------------------------------------------------------------------
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06                    2,750,000      2,915,000
-----------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                           5,590,000      5,813,600
                                                                                          -----------
                                                                                           22,029,787

-----------------------------------------------------------------------------------------------------
Gaming/Leisure--4.9%
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(6)(11)                  1,400,000        854,000
-----------------------------------------------------------------------------------------------------
Apoca, Inc., 9.25% Sr. Sub. Nts., 3/15/08(6)                                 3,080,000      3,072,300
-----------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series B, 11/15/00(2)(14)      2,750,000      2,172,500
-----------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(14)          22,500             --
-----------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
11/15/00(2)(14)                                                              1,000,000        200,000
-----------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03      3,000,000      3,465,000
-----------------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06(6)                 2,940,000      2,962,050
-----------------------------------------------------------------------------------------------------
Empress River Casino Finance Corp., 10.75% Gtd. Sr. Nts., 4/1/02             8,070,000      8,755,950
-----------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                   6,870,000      7,557,000
-----------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(6)                        4,100,000      4,223,000
-----------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                   280,000        311,500
-----------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                         11,355,000     12,078,881
-----------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr. Sec. Nts.,
Series B, 11/15/02                                                           5,085,000      6,432,525
-----------------------------------------------------------------------------------------------------
Outboard Marine Corp., 10.75% Sr. Nts., 6/1/08(6)                            5,135,000      5,212,025
-----------------------------------------------------------------------------------------------------
Premier Parks, Inc., 0%/10% Sr. Disc. Nts., 4/1/08(11)                       3,880,000      2,594,750
-----------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                               1,900,000      2,042,500
9.50% Gtd. Sr. Sub. Nts., 4/15/07                                            6,485,000      6,825,462
-----------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina Finance Corp.,
13.50% First Mtg. Nts., Series B, 3/15/03                                    7,585,000      8,836,525
-----------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.75% Sr. Unsec. Nts., 4/1/06                 3,640,000      3,726,450
-----------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                            600,000        624,000
-----------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc.:
10% Sr. Unsec. Sub. Nts., 11/15/05(7)                                        2,600,000      2,418,000
12.25% Mtg. Nts., 11/15/04                                                   6,225,000      6,458,437
                                                                                          -----------
                                                                                           90,822,855


                         15 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                        Face           Market Value
                                                                        Amount(1)      See Note 1
--------------------------------------------------------------------------------------------------
Healthcare--1.2%
Fresenius Medical Care Capital Trust II, 7.875% Gtd. Nts., 2/1/08(2)    $ 5,700,000    $ 5,614,500
--------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
10.25% Sr. Sub. Nts., 4/30/06                                             5,330,000      5,729,750
9.50% Sr. Sub. Nts., 9/15/07                                              2,805,000      2,945,250
--------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(6)                       4,200,000      4,326,000
--------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(6)                2,940,000      2,998,800
                                                                                       -----------
                                                                                        21,614,300

--------------------------------------------------------------------------------------------------
Housing--1.2%
Engle Homes, Inc., 9.25% Sr. Nts., 2/1/08                                 2,160,000      2,138,400
--------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07              1,320,000      1,306,800
--------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Gtd. Sr. Nts., 3/1/04(2)                    1,940,000      2,104,900
--------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., Series B, 9/1/07                                         9,540,000      9,802,350
9.25% Sr. Nts., Series B, 3/15/07                                         7,545,000      7,790,212
                                                                                       -----------
                                                                                        23,142,662

--------------------------------------------------------------------------------------------------
Information Technology--4.4%
Amazon.Com, Inc., 0%/10% Sr. Disc. Nts., 5/1/08(6)(11)                    2,380,000      1,457,750
--------------------------------------------------------------------------------------------------
Bell Technology Group Ltd., Units (each unit consists of
$1,000 principal amount of 13% sr. nts., 5/1/05 and one warrant
to purchase one share of common stock)(6)(15)                             6,510,000      6,607,650
--------------------------------------------------------------------------------------------------
Businessland, Inc., 5.50% Sub. Debs., 3/1/07(2)                           3,780,000      2,702,700
--------------------------------------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                2,765,000      2,937,812
--------------------------------------------------------------------------------------------------
Covad Communications Group, Inc., Units (each unit consists
of $1,000 principal amount of 0%/13.50% sr. disc. nts., 3/15/08
and one warrant to purchase 6.4792 common shares)(6)(11)(15)             10,970,000      5,759,250
--------------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                      5,250,000      5,250,000
--------------------------------------------------------------------------------------------------
Dialog Corp. plc, 11% Sr. Sub. Nts., Series B, 11/15/07                   3,250,000      3,550,625
--------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07                             2,355,000      2,319,675
--------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                2,805,000      2,903,175
--------------------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08(6)                   3,300,000      3,314,437
--------------------------------------------------------------------------------------------------
ICG Services, Inc., 0%/10% Sr. Disc. Nts., 2/15/08(6)(11)                 6,650,000      3,973,375
--------------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                     15,730,000     16,123,250
--------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                                 4,375,000      4,768,750
--------------------------------------------------------------------------------------------------
Unisys Corp.:
11.75% Sr. Nts., 10/15/04                                                 5,200,000      6,025,500
7.875% Sr. Nts., 4/1/08                                                   1,400,000      1,435,000
--------------------------------------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Nts., 4/1/05(6)                                               2,800,000      2,891,000
13.50% Sr. Nts., 6/15/04(6)                                                 725,000        833,750
--------------------------------------------------------------------------------------------------
WAM!Net, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.25% sr. disc. nts., 3/1/05 and three warrants to purchase
6.03 shares of common stock)(6)(11)(15)                                  10,160,000      6,451,600


                         16 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Face           Market Value
                                                                          Amount(1)      See Note 1
----------------------------------------------------------------------------------------------------
Information Technology  (continued)
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07                             $ 3,360,000    $ 3,511,200
                                                                                         -----------
                                                                                          82,816,499

----------------------------------------------------------------------------------------------------
Manufacturing--2.7%
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                          2,150,000      2,171,500
----------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc., 12.50% Debs., Series B, 7/15/07(2)(13)                3,271,093      3,483,714
----------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                              350,000        393,750
----------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Sub. Nts., 3/1/08(6)              2,800,000      2,842,000
----------------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(6)                         2,250,000      2,250,000
----------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07          4,225,000      4,351,750
----------------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Unsec. Sub. Nts., 8/15/07                         7,845,000      8,237,250
----------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05      6,055,000      6,668,069
----------------------------------------------------------------------------------------------------
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(11)                 735,000        773,587
----------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12% Bonds, 2/15/02(2)                             700,000        670,250
----------------------------------------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr. Sub. Nts., 7/1/08(6)                      1,960,000      2,009,000
----------------------------------------------------------------------------------------------------
Paragon Corp. Holdings, Inc., 9.625% Sr. Nts., 4/1/08(6)                    1,000,000        930,000
----------------------------------------------------------------------------------------------------
Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07                    3,900,000      3,978,000
----------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                               2,240,000      2,276,400
----------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts.,
Series B, 6/15/07                                                           4,480,000      4,603,200
----------------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Sub. Nts., 4/1/08(6)                                1,960,000      1,935,500
----------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(2)                       2,800,000      2,954,000
                                                                                         -----------
                                                                                          50,527,970

----------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--1.5%
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08       1,625,000      1,763,125
----------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07            2,660,000      2,806,300
----------------------------------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Gtd. Sr. Unsec. Sub. Nts.,
Series B, 6/15/07                                                           1,400,000      1,463,000
----------------------------------------------------------------------------------------------------
Jacor Communications Co.:
8% Sr. Sub. Nts., 2/15/10                                                   2,520,000      2,557,800
8.75% Gtd. Sr. Sub. Nts., Series B, 6/15/07                                 1,745,000      1,823,525
----------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., Series B, 5/15/04(7)                     1,800,000      1,845,000
----------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
10% Sr. Sub. Nts., 9/30/05                                                  1,175,000      1,266,062
9% Gtd. Sr. Sub. Nts., 7/15/07                                              8,700,000      9,091,500
----------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                       1,520,000      1,649,200
12.50% Sr. Nts., 6/15/02                                                      700,000        794,500
----------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                     2,850,000      2,971,125
                                                                                         -----------
                                                                                          28,031,137


                         17 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                              Face           Market Value
                                                                              Amount(1)      See Note 1
--------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--3.1%
Adelphia Communications Corp.:
8.375% Sr. Nts., Series B, 2/1/08                                             $ 4,100,000    $ 4,100,000
9.875% Sr. Nts., Series B, 3/1/07                                               3,545,000      3,846,325
--------------------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc., 9.875% Sr. Sub. Debs.:
2/15/13(10)                                                                       600,000        667,500
4/1/23                                                                          2,050,000      2,270,375
--------------------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc., 9.875% Sr. Sub. Nts.,
5/15/06(10)                                                                     3,000,000      3,292,500
--------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Sr. Nts., 7/1/02                                8,250,000      9,219,375
--------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(2)                                             2,842,290      2,828,079
--------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Bonds, 11/9/01(2)                                            2,753,442      2,739,675
--------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec
Disc. Nts., 3/15/04(11)                                                         8,600,000      7,933,500
--------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., 4/15/10(6)(11)              6,125,000      3,996,562
--------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                    9,200,000     10,166,000
--------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07 CAD                        3,030,000      2,090,012
--------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc.:
0%/12.25% Sr. Sub. Disc. Nts., 2/15/07(11)                                        455,000        309,400
10.875% Sr. Sub. Nts., 2/15/07                                                  1,650,000      1,650,000
--------------------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(11)                                                           5,110,000      3,168,200
                                                                                             -----------
                                                                                              58,277,503

--------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--1.4%
Chancellor Media Corp., 10.50% Sr. Sub. Nts., Series B, 1/15/07                 1,240,000      1,385,700
--------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Gtd. Sr. Sub. Nts., 2/1/06      4,950,000      5,209,875
--------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07                         1,300,000      1,352,000
--------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                   3,300,000      3,394,875
9.625% Sr. Sub. Nts., 12/1/06                                                   5,065,000      5,444,875
--------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Sub. Nts., 2/1/08(6)                        9,175,000      9,037,375
                                                                                             -----------
                                                                                              25,824,700

--------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--9.9%
Call-Net Enterprises, Inc., 0%/9.27% Sr. Disc. Nts., 8/15/07(11)                2,885,000      2,033,925
--------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts., 12/15/06(11)                                        850,000        680,000
10.125% Sr. Nts., 11/30/07 GBP                                                  3,275,000      5,897,949
8.875% Sr. Nts., 11/30/07 DEM                                                   2,295,000      1,398,829
Units (each unit consists of $1,000 principal amount of
0%/12% sr. disc. nts., 12/15/06 and one warrant to purchase
7.8 ordinary shares)(11)(15)                                                    7,055,000      7,019,725
--------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(11)          5,570,000      4,664,875


                         18 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Face           Market Value
                                                                          Amount(1)      See Note 1
----------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications  (continued)
Convergent Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. nts., 4/1/08 and four warrants
to purchase 10.8 shares of common stock)(6)(15)                           $ 2,800,000    $ 2,702,000
----------------------------------------------------------------------------------------------------
Diamond Cable Communications plc:
0%/10.75% Sr. Disc. Nts., 2/15/07(11)                                         700,000        519,750
0%/11.75% Sr. Disc. Nts., 12/15/05(11)                                     15,425,000     12,802,750
----------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(6)                            1,400,000      1,459,500
----------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 13.75% Sr. Nts., 7/15/07(13)                  4,320,000      4,946,400
----------------------------------------------------------------------------------------------------
FaciliCom International, Inc., 10.50% Sr. Nts., 1/15/08(6)                  5,095,000      5,044,050
----------------------------------------------------------------------------------------------------
Firstworld Communications, Inc., Units (each unit consists of
$1,000 principal amount of 0%/13% sr. disc. nts., 4/15/08 and one
warrant to purchase 7.9002 shares of series B common stock)(6)(11)(15)      8,120,000      3,613,400
----------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr. Disc. Nts., 2/15/08(6)(11)       9,450,000      5,681,812
----------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.625% Sr. Nts., 5/15/08(6)                  4,245,000      4,441,331
----------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc
Nts., 12/15/05(6)(11)                                                       1,400,000      1,135,750
----------------------------------------------------------------------------------------------------
GST Telecommunications, Inc./GST Network Funding Corp., Inc.,
0%/10.50% Sr. Disc. Nts., 5/1/08(6)(11)                                     4,480,000      2,710,400
----------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(11)                 6,960,000      5,672,400
----------------------------------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(11)                                     800,000        628,000
0%/13.50% Sr. Disc. Nts., 9/15/05(11)                                       7,520,000      6,392,000
----------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
0%/11.25% Sr. Disc. Nts., Series B, 7/15/07(11)                             3,470,000      2,554,788
8.50% Sr. Nts., Series B, 1/15/08                                           8,135,000      8,175,675
8.60% Sr. Nts., 6/1/08(6)                                                   9,000,000      9,157,500
8.875% Sr. Nts., 11/1/07                                                    4,995,000      5,132,363
----------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Units (each unit consists of
$1,000 principal amount of 0%/12.50% sr. disc. nts., 2/15/08 and
one warrant to purchase .21785 ordinary shares)(6)(11)(15)                 12,340,000      7,218,900
----------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Nts., 5/1/08(6)                    5,900,000      5,774,625
----------------------------------------------------------------------------------------------------
Long Distance International, Inc., Units (each unit consists of
$1,000 principal amount of 12.25% sr. nts., 4/15/08 and one warrant
to purchase 15.0874 shares of common stock)(6)(15)                          2,800,000      2,786,000
----------------------------------------------------------------------------------------------------
Metronet Communications Corp., 0%/9.95% Sr. Disc.Nts., 6/15/08(6)(11)       1,680,000      1,047,900
----------------------------------------------------------------------------------------------------
Netia Holdings BV:
0%/11% Gtd. Sr. Disc. Nts., 11/1/07(11)DEM                                  2,800,000      1,041,598
0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(11)                             1,400,000        927,500
----------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Nts., 4/15/08(6)(11)                                     6,000,000      3,697,500
9.625% Sr. Nts., 10/1/07                                                    9,070,000      9,342,100
----------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/10.75% Sr. Unsec. Unsub. Nts., Series REGS, 4/1/08(11)GBP                5,000,000      5,002,501
0%/9.75% Sr. Nts., 4/1/08(6)(11)                                            4,900,000      3,209,500
10% Sr. Nts., 2/15/07                                                       3,360,000      3,612,000


                         19 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                   Face            Market Value
                                                                                   Amount(1)       See Note 1
---------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications  (continued)
Onepoint Communications Corp., Units (each unit consists of
$1,000 principal amount of 14.50% sr. nts., 6/1/08 and one warrant
to purchase one share of common stock @ $.01 per share)(6)(15)                     $  8,260,000    $  7,805,700
---------------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc., 9% Cv. Sub. Nts., 6/1/06(6)                             630,000         661,500
---------------------------------------------------------------------------------------------------------------
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(6)                                 4,000,000       1,395,000
---------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.:
0%/8.29% Sr. Disc. Nts., 2/1/08(6)(11)                                                8,550,000       6,198,750
0%/9.47% Sr. Disc. Nts., 10/15/07(11)                                                13,940,000      10,489,850
---------------------------------------------------------------------------------------------------------------
RSL Communications plc:
0%/10% Bonds, Series REGS, 3/15/08(6)(11)DEM                                          4,775,000       1,543,528
0%/10.125% Sr. Disc. Nts., 3/1/08(6)(11)                                              3,365,000       2,019,000
---------------------------------------------------------------------------------------------------------------
Viatel, Inc.:
Units (each unit consists of $1,000 principal amount of 0%/12.50% sr.
disc. nts., 4/15/08 and .49 shares of series A preferred stock)(6)(11)(15)            7,000,000       4,270,000
Units (each unit consists of $1,000 principal amount of
11.25% sr. nts., and .483 shares of series A preferred stock)(6)(15)                  1,925,000       2,021,250
                                                                                                   ------------
                                                                                                    184,529,874

---------------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--8.1% American Mobile Satellite
Corp./AMSC Acquisition Co., Inc., Units (each unit consists of $1,000 principal amount of 12.25% sr. nts., 4/1/08 and one warrant to purchase 3.75749 shares of
common stock)(6)(15)                                                                  2,360,000       2,230,200
---------------------------------------------------------------------------------------------------------------
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07(6)                                 2,800,000       2,831,500
---------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Disc. Nts., 10/1/07(11)                       11,650,000       6,524,000
---------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.:
0%/9.50% Bonds, 4/1/05(6)(11)XEU                                                     11,500,000       9,122,294
6% Cv. Sub. Nts., 4/1/05(6)                                                           1,400,000       1,991,500
---------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts., 12/15/05(11)                 2,280,000       1,920,900
---------------------------------------------------------------------------------------------------------------
Crown Castle International Corp., 0%/10.625% Sr. Unsec.
Disc. Nts., 11/15/07(11)                                                              8,290,000       5,699,375
---------------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07(13)                               560,000         602,000
---------------------------------------------------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.:
11.25% Sr. Nts., Series C/EN, 7/15/05                                                 1,240,000       1,249,300
13% Sr. Nts., Series A, 7/15/05                                                       5,240,000       5,646,100
---------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(11)CAD                                  6,405,000       2,765,766
0%/14% Sr. Disc. Nts., Series B, 6/1/06(11)                                           1,015,000         758,713
---------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(11)                760,000         590,900


                         20 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face            Market Value
                                                                           Amount(1)       See Note 1
-------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications  (continued)
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts., 9/15/07(11)                                      $ 16,435,000    $ 11,134,713
0%/9.75% Sr. Disc. Nts., 10/31/07(11)                                        11,125,000       7,286,875
0%/9.95% Sr. Disc. Nts., 2/15/08(6)(11)                                       6,250,000       4,023,438
-------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                     5,900,000       6,239,250
11.625% Sr. Nts., Series A, 8/15/06                                           6,265,000       6,625,238
-------------------------------------------------------------------------------------------------------
Optel, Inc., 11.50% Sr. Nts., 7/1/08(6)(8)                                    2,000,000       2,000,000
-------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04                4,750,000       5,403,125
-------------------------------------------------------------------------------------------------------
Orbital Imaging Corp., 11.625% Sr. Nts., 3/1/05(6)                            2,435,000       2,514,138
-------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(11)            5,310,000       4,062,150
-------------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Disc. Nts., 3/15/08(6)(11)                7,065,000       4,662,900
-------------------------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 0%/13.50%
Sr. Disc. Nts., Series B, 8/1/07(11)                                          9,220,000       6,477,050
-------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc.:
11.75% Sr. Sub. Nts., 7/15/07                                                 4,225,000       4,668,625
9.125% Sr. Sec. Nts., 12/15/06(6)                                            10,625,000      10,664,844
-------------------------------------------------------------------------------------------------------
Rogers Cantel, Inc., 8.80% Sr. Sub. Nts., 10/1/07                             5,000,000       4,975,000
-------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., 5/15/08(6)                        7,000,000       7,035,000
-------------------------------------------------------------------------------------------------------
Satelites Mexicanos SA, 10.125% Sr. Nts., 11/1/04(6)                          4,160,000       4,061,200
-------------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Disc. Nts., 3/1/08(6)(11)               17,120,000      10,785,600
-------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(6)(11)             7,550,000       4,228,000
-------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 0%/12.50%
Sr. Disc. Nts., 8/15/06(11)                                                   2,865,000       2,456,738
                                                                                           ------------
                                                                                            151,236,432

-------------------------------------------------------------------------------------------------------
Metals/Minerals--2.8%
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                         10,295,000      11,581,875
-------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                          2,265,000       2,440,538
-------------------------------------------------------------------------------------------------------
Centaur Mining & Exploration Ltd., 11% Gtd. Sr. Nts., 12/1/07(6)              5,025,000       5,150,625
-------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., 5/15/08(6)                    4,540,000       4,653,500
-------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08(6)       1,400,000       1,435,000
-------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07            825,000         847,688
-------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                                       10,585,000      11,114,250
-------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01            2,990,000       2,990,000
-------------------------------------------------------------------------------------------------------
WHX Corp., 10.50% Sr. Nts., 4/15/05                                          11,000,000      11,220,000
                                                                                           ------------
                                                                                             51,433,476


                         21 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                          Face           Market Value
                                                                          Amount(1)      See Note 1
----------------------------------------------------------------------------------------------------
Retail--1.0%
Boyds Collection Ltd., 9% Sr. Sub. Nts., 5/15/08(6)                       $ 5,435,000    $ 5,462,175
----------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc.:
12% Sr. Nts., 10/1/03                                                       2,100,000      2,268,000
9.125% Sr. Sub. Nts., 5/1/08(6)                                             3,435,000      3,435,000
----------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                  1,680,000      1,692,600
----------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                          2,100,000      2,118,375
----------------------------------------------------------------------------------------------------
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08(6)              2,750,000      2,822,188
----------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                          1,600,000      1,640,000
                                                                                         -----------
                                                                                          19,438,338

----------------------------------------------------------------------------------------------------
Service--3.5%
Borg-Warner Security Corp.:
9.125% Sr. Sub. Nts., 5/1/03(2)(16)                                         8,050,000      8,417,241
9.625% Sr. Sub. Nts., 3/15/07                                              10,425,000     11,728,125
----------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(11)                          5,475,000      4,462,125
----------------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                   3,000,000      3,225,000
----------------------------------------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr. Nts., 4/15/08(6)(11)                         4,650,000      2,604,000
----------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08      8,425,000      8,403,938
----------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09            10,570,000     10,702,125
----------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Gtd. Unsec. Nts., Series B, 11/1/07             85,000         86,275
----------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
0%/13.625% Sr. Disc. Nts., 6/30/05(11)                                      8,545,000      9,655,850
6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                       2,432,000      2,839,360
----------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Units (each unit consists of $1,000 principal amount of 0%/12.75% sr. disc. nts., 3/15/08 and one warrant to
purchase two shares of cl. C common stock)(6)(11)(15)                       1,500,000        810,000
----------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                  1,685,000      1,929,325
                                                                                         -----------
                                                                                          64,863,364


                         22 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face              Market Value
                                                                           Amount(1)         See Note 1
----------------------------------------------------------------------------------------------------------
Transportation--4.7%
American Communication Lines LLC, 10.25% Bonds, 6/30/08(6)                 $    2,000,000    $    2,035,000
-----------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07             3,760,000         3,816,400
-----------------------------------------------------------------------------------------------------------
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07                    3,495,000         3,652,275
-----------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06              10,970,000        12,204,125
-----------------------------------------------------------------------------------------------------------
Golden Ocean Group Ltd., 10% Gtd. Sr. Unsec. Nts., 8/31/01(6)                     560,000           434,000
-----------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc.:
11% Sr. Sub. Nts., 7/15/06                                                      8,625,000         9,703,125
9.125% Sr. Sub. Nts., 7/15/07                                                   6,000,000         6,330,000
-----------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                     2,845,000         2,973,025
-----------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(6)                                6,935,000         7,264,413
Units (each unit consists of $1,000 principal amount of 12% second
priority ship mtg. nts., 6/30/07 and 7.66 warrants)(6)(15)                      4,620,000         5,243,700
-----------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07                  1,150,000         1,190,250
-----------------------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 11.50% First Preferred
Ship Mtg. Nts., 5/30/08(6)                                                      4,000,000         3,780,000
-----------------------------------------------------------------------------------------------------------
Road King Infrastructure Finance (1997) Ltd., 9.50% Gtd.
Unsec. Unsub. Bonds, 7/15/07(2)                                                   300,000           223,590
-----------------------------------------------------------------------------------------------------------
TFM SA de CV, 10.25% Gtd. Sr. Nts., 6/15/07                                       560,000           544,600
-----------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc. Nts.,
Series B, 12/15/03(11)                                                         25,515,000        23,856,525
-----------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(2)                 4,465,936         3,494,595
-----------------------------------------------------------------------------------------------------------
Trico Marine Services, Inc., 8.50% Gtd. Sr. Nts., Series D, 8/1/05                870,000           850,425
                                                                                               ------------
                                                                                                 87,596,048

-----------------------------------------------------------------------------------------------------------
Utilities--0.9%
Calpine Corp., 10.50% Sr. Nts., 5/15/06                                         2,990,000         3,274,050
-----------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                  5,550,000         6,354,750
-----------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp.:
7.75% Sr. Unsec. Nts., Series G, 10/1/08                                        2,500,000         2,578,125
0%/8.50% Sr. Unsec. Nts., Series H, 7/1/10(11)                                  3,000,000         2,070,000
-----------------------------------------------------------------------------------------------------------
Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08(6)                                25,964            24,367
-----------------------------------------------------------------------------------------------------------
US Xchange LLC, 15% Sr. Nts., 7/1/08(6)                                         2,800,000         2,870,000
                                                                                             --------------
                                                                                                 17,171,292
                                                                                             --------------
Total Corporate Bonds and Notes (Cost $1,290,301,419)                                         1,314,964,397


                         23 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                           Market Value
                                                                              Shares       See Note 1
=====================================================================================================
Preferred Stocks--7.3%
-----------------------------------------------------------------------------------------------------
American Radio Systems Corp., 11.375% Cum. Exchangeable
Preferred, Series B(2)                                                           20,483    $2,437,477
-----------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable Preferred Stock,
Non-Vtg.(2)                                                                      67,762     1,778,752
-----------------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc.,
8.50% Preferred Stock, Series I                                                 142,500     9,111,094
-----------------------------------------------------------------------------------------------------
California Federal Bank, 11.50% Non-Cum., Non-Vtg.                               42,000     4,735,500
-----------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A(2)(12)(17)                            130,000     3,250,000
-----------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 7% Cv. Cum. Preferred Stock(6)                          91,000     3,856,125
-----------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Sr. Cum. Exchangeable
Preferred Stock(2)(13)                                                            2,844     3,007,530
-----------------------------------------------------------------------------------------------------
Concentric Network Corp., 13.50% Exchangeable
Preferred Stock(6)(13)                                                            4,425     4,391,817
-----------------------------------------------------------------------------------------------------
Doane Products Co., 14.25% Sr. Exchangeable Preferred Stock,
Non-Vtg.(2)(17)                                                                 140,000     5,635,000
-----------------------------------------------------------------------------------------------------
Dobson Communications Corp., 12.25% Preferred Stock(6)(13)                        4,678     4,876,815
-----------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable Preferred Stock               4,622     5,188,195
-----------------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., Preferred Stock(2)(17)                              28,000     1,631,000
-----------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(2)(13)                  390,000       682,500
-----------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(2)(13)                                     5,452     6,092,610
-----------------------------------------------------------------------------------------------------
El Paso Electric Co., 11.40% Preferred Stock, Series A(13)                       22,633     2,483,972
-----------------------------------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale California, l2% Non-Cum.
Exchangeable Perpetual Preferred Stock, Series A(2)                                  30           817
-----------------------------------------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv. Preferred Stock, Series A                        44,800     3,883,600
-----------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable Preferred Stock(2)(13)                    2,712     3,301,860
-----------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.:
13.50% Exchangeable Preferred Stock, Series B(2)(13)                              2,698     3,180,267
Depositary Shares Representing one one-hundredth 7% Cum. Cv. Jr.
Preferred Stock, Series E, Non-Vtg.(6)                                           84,480     3,136,320
-----------------------------------------------------------------------------------------------------
International Utility Structures, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. exchangeable preferred stock
and one warrant to purchase 30 shares of common stock)(2)(13)(15)                   560       613,200
-----------------------------------------------------------------------------------------------------
Nebco Evans Holdings Co., 11.25% Nts., 3/1/08(2)(13)                             82,123     8,397,077
-----------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Preferred Stock(6)                           3,027     3,125,377
-----------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr. Exchangeable Preferred(13)               101,601     5,969,059
-----------------------------------------------------------------------------------------------------
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable
Preferred Stock(6)(13)                                                              400     3,930,000
-----------------------------------------------------------------------------------------------------
Prime Retail, Inc.:
10.50% Cum. Preferred Stock, Series A, Non-Vtg.(2)                               22,500       593,438
8.50% Cv. Preferred Stock, Series B                                              66,815     1,369,708


                         24 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       Market Value
                                                                           Shares      See Note 1
===================================================================================================
Preferred Stocks  (continued)
PRIMEDIA, Inc.:
8.625% Preferred Stock                                                       101,200   $  9,867,000
9.20% Preferred Stock, Series F                                               22,500      2,289,375
---------------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Sr. Exchangeable Preferred Stock(2)(13)          6,850      6,884,250
---------------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable Preferred Stock,
Series B, Non-Vtg                                                            213,500     10,728,375
---------------------------------------------------------------------------------------------------
SF Holdings Group, Inc., Units (each unit consists of one share of
preferred stock and 37 cl. C shares of common stock)(2)(13)(15)                   84        749,700
---------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.(13)                  13,820      1,565,115
---------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum. Sr. Exchangeable
Preferred Stock, Non-Vtg.(2)(13)                                               2,727      2,876,985
---------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
9.16% Cv. Preferred Stock, Series B                                            4,650        132,525
9.20% Sr. Preferred Stock                                                    158,950      4,043,291
                                                                                       ------------
Total Preferred Stocks (Cost $129,696,101)                                              135,795,726

===================================================================================================
Common Stocks--1.4%
---------------------------------------------------------------------------------------------------
BayCorp Holdings Ltd.(17)                                                     16,133        113,939
---------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.(17)                                                16,000        155,000
---------------------------------------------------------------------------------------------------
Coinstar, Inc.                                                                38,325        354,506
---------------------------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A(17)                                      32,100        772,406
---------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(2)                                                            1,350      1,194,750
---------------------------------------------------------------------------------------------------
El Paso Electric Co.                                                          60,400        554,925
---------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(2)(17)                                                    39,357        157,428
---------------------------------------------------------------------------------------------------
Globix Corp.(17)                                                              10,000         99,375
---------------------------------------------------------------------------------------------------
Grand Union Co.(17)                                                          144,928         27,174
---------------------------------------------------------------------------------------------------
Greate Bay Casino Corp.(17)                                                   15,247          7,623
---------------------------------------------------------------------------------------------------
Hollinger International, Inc.                                                200,000      3,400,000
---------------------------------------------------------------------------------------------------
Hollywood Casino Corp., Cl. A(17)                                             90,836        170,317
---------------------------------------------------------------------------------------------------
Horizon Group Properties, Inc.(17)                                             3,995         26,342
---------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(17)                                            2,114         88,656
---------------------------------------------------------------------------------------------------
News Corp. Ltd., Sponsored ADR, Preference                                   166,271      4,697,156
---------------------------------------------------------------------------------------------------
Omnipoint Corp.(2)(17)                                                       200,000      4,358,125
---------------------------------------------------------------------------------------------------
Optel, Inc.(2)(17)                                                             6,890             69
---------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc.(2)(12)(17)                                     1,688,400             --
---------------------------------------------------------------------------------------------------
Resorts International, Inc.(17)                                              187,187             --
---------------------------------------------------------------------------------------------------
Siena Holdings, Inc.(2)(12)(17)                                              239,111        343,723
---------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                       185,550      5,496,919
---------------------------------------------------------------------------------------------------
Station Casinos, Inc.(17)                                                     37,000        543,438
---------------------------------------------------------------------------------------------------
Walter Industries, Inc.(17)                                                      544         10,302
---------------------------------------------------------------------------------------------------
WorldCom, Inc.(17)                                                            59,300      2,872,344
                                                                                       ------------
Total Common Stocks (Cost $18,130,524)                                                   25,444,517


                         25 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                         Market Value
                                                                            Units        See Note 1
===================================================================================================
Rights, Warrants and Certificates--0.7%
---------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(2)                                  40,000    $      400
---------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(2)                           1,045,990        10,460
---------------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp. 5/00(2)               825             5
---------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(2)                                       125,000        31,250
---------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc. Wts., Exp. 10/07(2)                                  5,837        32,833
---------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(2)(12)                                        130,000        65,000
---------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/07                                       3,330       449,550
---------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05(2)                                2,575       501,601
---------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.:
Cl. C Wts., Exp. 12/99                                                         69,654     2,041,733
Cl. D Wts., Exp. 12/01                                                         69,654     1,976,432
---------------------------------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 11/02                                      163,894     1,229,205
---------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03(2)                                                                  137,280         1,373
Exp. 9/04(2)                                                                  168,000       189,000
---------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01(2)                            1,090       105,730
---------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(2)                                    50,820     1,499,851
---------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                           6,000            --
---------------------------------------------------------------------------------------------------
Jewel Recovery LP, Participation Units of Limited Partners' Interest           10,113            --
---------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(2)                                            32,000       697,300
---------------------------------------------------------------------------------------------------
Orbital Imaging Corp. Wts., Exp. 3/05(2)                                        2,435       109,575
---------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(2)                                  3,910        59,139
---------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(2)                                  31,716       479,716
---------------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(2)                                                                 182,000     2,275,000
Exp. 6/05(2)                                                                   49,120       491,200
---------------------------------------------------------------------------------------------------
Republic Health Corp. Wts., Exp. 4/00                                           3,763            --
---------------------------------------------------------------------------------------------------
Trizec Hahn Corp. Wts., Exp. 7/99                                              16,277        50,916
---------------------------------------------------------------------------------------------------
Venezuela (Republic of) Oil Linked Payment Obligation Wts.,
 Exp. 4/20                                                                     24,990            --
---------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(2)                        114,400       128,700
                                                                                        -----------
Total Rights, Warrants and Certificates (Cost $2,209,007)                                12,425,969


                         26 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                Face            Market Value
                                                                                Amount(1)       See Note 1
============================================================================================================
Structured Instruments--8.5%
------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale, Morgan Guaranty Trust Co.
of New York, Leveraged Nts. on The Emerging Markets Bond Index,
9.50%, 9/2/98                                                                   $ 17,534,845    $ 16,762,172
------------------------------------------------------------------------------------------------------------
Bear Stearns High Yield Composite Index Linked Nts., 9%, 2/5/99                   25,000,000      25,010,000
------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts., Zero Coupon, 9.225%, 9/28/98(9)                   840,000         818,076
------------------------------------------------------------------------------------------------------------
Commercial Bank International SA, Energy Linked Nts., 7/1/99(8)                    3,000,000       3,528,600
------------------------------------------------------------------------------------------------------------
Goldman Sachs Group LP, High Yield Index Nts., 8%, 3/4/99                         10,000,000       9,950,000
------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
Chilean Peso/Japanese Yen Linked Nts., 17.50%, 7/28/98                             1,300,000       1,334,554
Chilean Peso/Japanese Yen Linked Nts., 18%, 7/28/98                                1,300,000       1,349,634
Greek Drachma/Swiss Franc Linked Nts., Zero Coupon, 4/21/99                        3,000,000       3,175,200
------------------------------------------------------------------------------------------------------------
Lehman High Yield Index Nts.:
7.96%, 8/5/98                                                                      5,000,000       4,942,000
8.50%, 2/8/99(8)                                                                  26,000,000      26,000,000
9%, 7/8/98                                                                        13,400,000      13,852,250
------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, The Emerging Markets
Bond Index, U.S. Dollar/Super National Linked Nts.,
Zero Coupon, 9/30/98                                                              13,500,000      13,728,285
------------------------------------------------------------------------------------------------------------
Rabobank, Lehman High Yield Index Nts., 7.988%, 7/6/98                            10,600,000      10,533,220
------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., Korean Development Bank
U.S. Dollar/Korean Won Linked Nts., Zero Coupon, 16.903%, 4/27/99(9)               3,568,879       3,148,466
------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts.:
5/31/02 (representing a basket of reference loans and a total return
swap between Chase Manhattan Bank and the Trust)(2)(8)                            10,000,000      10,000,000
9.719%, 4/28/02 (representing a basket of reference loans and a total return
swap between Chase Manhattan Bank and the Trust)(2)(3)                            12,000,000      13,288,269
                                                                                                ------------
Total Structured Instruments (Cost $156,281,101)                                                 157,420,726

                                                                Date    Strike    Contracts
============================================================================================================
Call Options Purchased--0.0%
------------------------------------------------------------------------------------------------------------
U.S. Treasury Futures, 20 yr., Call Opt.
(Cost $143,750)                                                 8/98    124%      100                126,563


                         27 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                      Face            Market Value
                                                                      Amount(1)       See Note 1
====================================================================================================
Repurchase Agreements--6.0%
----------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc.,
5.90%, dated 6/30/98, to be repurchased at $112,218,388 on 7/1/98, collateralized by U.S. Treasury Bonds, 8.875%-11.25%,
2/15/15-2/15/19, with a value of $115,183,251 (Cost $112,200,000)     $112,200,000    $  112,200,000

----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,841,393,205)                            101.2%    1,884,340,956
----------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                         (1.2)      (22,965,081)
                                                                      ------------    --------------
Net Assets                                                                   100.0%   $1,861,375,875
                                                                      ============    ==============

(1) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

CAD -- Canadian Dollar            MXP -- Mexican Peso
DEM -- German Mark                TRL -- Turkish Lira
GBP -- British Pound Sterling     XEU -- European Currency Units
IDR -- Indonesian Rupiah          ZAR -- South African Rand

(2) Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

(3) Represents the current interest rate for a variable rate security.

(4) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

(5) Issuer is in default.

(6) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $376,503,296 or 20.23% of the Fund's net assets as of June 30, 1998.

(7) Represents the current interest rate for an increasing rate security.

(8) When-issued security to be delivered and settled after June 30, 1998.

(9) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

(10) Securities with an aggregate market value of $20,010,806 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

(11) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.


                         28 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
12. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 1998. The aggregate fair value of all securities of affiliated companies held by the Fund as of June 30, 1998 amounts to $3,658,723. Transactions during the period in which the issuer was an affiliate are as follows:

                                  Shares/Face    Gross        Gross       Shares/Face
                                  June 30, 1997  Additions    Reductions  June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
Stocks and Warrants
-------------------
CGA Group Ltd., Preferred
Stock, Series A                     130,000           --          --        130,000
CGA Group Ltd. Wts., Exp 12/49      130,000           --          --        130,000
Pope, Evans & Robbins, Inc.       1,688,400           --          --      1,688,400
Siena Holdings, Inc.                     --      239,111          --        239,111

Bonds and Notes
---------------
Pope, Evans, & Robbins, Inc.,
7% Sr. Nts., 5/15/98             $5,955,189           --          --     $5,955,189

13. Interest or dividend is paid in kind.

14. Non-income producing--issuer is in default of interest payment.

15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

16. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

17. Non-income producing security.

See accompanying Notes to Financial Statements.


                         29 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  June 30, 1998
--------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $1,832,097,400)                     $1,880,682,233
Affiliated companies (cost $9,295,805)                                3,658,723
-------------------------------------------------------------------------------
Cash                                                                  2,889,428
-------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                              548,108
-------------------------------------------------------------------------------
Receivables:
Interest, dividends and principal paydowns                           29,037,528
Investments sold                                                      6,852,292
Shares of beneficial interest sold                                    4,211,292
Daily variation on futures contracts--Note 6                            340,705
Closed forward foreign currency exchange contracts                      279,403
-------------------------------------------------------------------------------
Other                                                                    36,935
                                                                 --------------
Total assets                                                      1,928,536,647

===============================================================================
Liabilities
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                               23,888
-------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $38,000,000 purchased
on a when-issued basis)--Note 1                                      58,606,440
Dividends                                                             5,177,983
Shares of beneficial interest redeemed                                1,397,963
Distribution and service plan fees                                      993,597
Transfer and shareholder servicing agent fees                           327,346
Closed forward foreign currency exchange contracts                      267,557
Trustees' fees                                                            3,383
Other                                                                   362,615
                                                                 --------------
Total liabilities                                                    67,160,772

===============================================================================
Net Assets                                                       $1,861,375,875
                                                                 ==============

===============================================================================
Composition of Net Assets
Paid-in capital                                                  $1,954,180,354
-------------------------------------------------------------------------------
Overdistributed net investment income                                (2,352,456)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                      (132,960,175)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies          42,508,152
                                                                 --------------
Net assets                                                       $1,861,375,875
                                                                 ==============


                         30 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,257,099,660 and 87,028,798 shares of beneficial interest outstanding) $14.44 Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                  $15.16

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$527,515,913 and 36,817,257 shares of beneficial interest outstanding)    $14.33

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$65,506,359 and 4,542,235 shares of beneficial interest outstanding)      $14.42

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $11,253,943 and 780,688 shares of beneficial
interest outstanding)                                                     $14.42

See accompanying Notes to Financial Statements.


                         31 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

===============================================================================
Investment Income
Interest (net of foreign withholding taxes of $102,538)            $160,779,640
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $5,282)                7,338,652
                                                                   ------------
Total income                                                        168,118,292

===============================================================================
Expenses
Management fees--Note 4                                              10,551,830
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               2,557,141
Class B                                                               4,641,344
Class C                                                                 479,818
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                 2,053,529
-------------------------------------------------------------------------------
Custodian fees and expenses                                             468,289
-------------------------------------------------------------------------------
Shareholder reports                                                     446,789
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              87,522
-------------------------------------------------------------------------------
Trustees' fees and expenses                                              73,200
-------------------------------------------------------------------------------
Registration and filing fees                                             27,990
-------------------------------------------------------------------------------
Other                                                                    58,147
                                                                   ------------
Total expenses                                                       21,445,599

===============================================================================
Net Investment Income                                               146,672,693

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (excluding premiums on options exercised)                47,077,343
Closing of futures contracts--Note 6                                  2,678,781
Closing and expiration of options written--Note 7                       267,763
Foreign currency transactions                                        (5,897,682)
                                                                   ------------
Net realized gain                                                    44,126,205

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                           4,889,019
Translation of assets and liabilities denominated in
foreign currencies                                                     (114,638)
                                                                   ------------
Net change                                                            4,774,381
                                                                   ------------
Net realized and unrealized gain                                     48,900,586

===============================================================================
Net Increase in Net Assets Resulting from Operations               $195,573,279
                                                                   ============

See accompanying Notes to Financial Statements.


                         32 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               Year Ended June 30,
                                                               1998              1997
================================================================================================
Operations
Net investment income                                          $   146,672,693   $   133,588,094
------------------------------------------------------------------------------------------------
Net realized gain                                                   44,126,205        21,958,042
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                4,774,381        23,877,931
                                                               ---------------   ---------------
Net increase in net assets resulting from operations               195,573,279       179,424,067

================================================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                                           (103,411,688)     (100,736,506)
Class B                                                            (35,809,231)      (27,545,181)
Class C                                                             (3,671,943)       (1,429,353)
Class Y                                                               (345,783)               --

================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                             51,643,094        44,730,912
Class B                                                            117,957,555       106,093,196
Class C                                                             33,959,979        22,308,284
Class Y                                                             11,285,065                --

================================================================================================
Net Assets
Total increase                                                     267,180,327       222,845,419
------------------------------------------------------------------------------------------------
Beginning of period                                              1,594,195,548     1,371,350,129
                                                               ---------------   ---------------
End of period [including undistributed (overdistributed) net
investment income of $(2,352,456) and $276,928, respectively]  $ 1,861,375,875   $ 1,594,195,548
                                                                ==============    ==============

See accompanying Notes to Financial Statements.


                         33 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                              Class A
                                              ------------------------------------
                                              Year Ended June 30,
                                              1998      1997      1996      1995
==================================================================================
Per Share Operating Data
Net asset value, beginning of period          $13.98    $13.51    $13.22    $13.63
----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           1.24      1.27      1.29      1.30
Net realized and unrealized gain (loss)          .43       .43       .27      (.40)
                                              ------    ------    ------    ------
Total income from investment operations         1.67      1.70      1.56       .90
----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (1.21)    (1.23)    (1.27)    (1.30)
Tax return of capital distribution                --        --        --      (.01)
                                              ------    ------    ------    ------
Total dividends and distributions
to shareholders                                (1.21)    (1.23)    (1.27)    (1.31)
----------------------------------------------------------------------------------
Net asset value, end of period                $14.44    $13.98    $13.51    $13.22
                                              ======    ======    ======    ======

==================================================================================
Total Return, at Net Asset Value(3)            12.34%    13.10%    12.25%     7.09%

==================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)       $1,257    $1,167    $1,084    $1,061
----------------------------------------------------------------------------------
Average net assets (in millions)              $1,227    $1,128    $1,092    $1,006
----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           8.64%     9.22%     9.59%     9.81%
Expenses                                        1.00%     1.00%     1.03%     1.03%
----------------------------------------------------------------------------------
Portfolio turnover rate(5)                     116.8%    125.8%    104.9%     93.7%

(1) For the period from October 15, 1997 (inception of offering) to June 30,
1998.

(2) For the period from November 1, 1995 (inception of offering) to June 30,
1996.

(3) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                         34 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Class B
                                              ------    ----------------------------------------------
                                                        Year Ended June 30,
                                              1994      1998      1997      1996      1995      1994
======================================================================================================
Per Share Operating Data
Net asset value, beginning of period          $14.16    $13.88    $13.43    $13.15    $13.57    $14.12
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           1.42      1.11      1.15      1.18      1.20      1.35
Net realized and unrealized gain (loss)         (.54)      .44       .43       .27      (.42)     (.60)
                                              ------    ------    ------    ------    ------    ------
Total income from investment operations          .88      1.55      1.58      1.45       .78       .75
------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income           (1.41)    (1.10)    (1.13)    (1.17)    (1.19)    (1.30)
Tax return of capital distribution                --        --        --        --      (.01)       --
                                              ------    ------    ------    ------    ------    ------
Total dividends and distributions
to shareholders                                (1.41)    (1.10)    (1.13)    (1.17)    (1.20)    (1.30)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                $13.63    $14.33    $13.88    $13.43    $13.15    $13.57
                                              ======    ======    ======    ======    ======    ======

======================================================================================================
Total Return, at Net Asset Value(3)             6.27%    11.50%    12.18%    11.40%     6.21%     5.31%

======================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)       $1,049      $528      $397      $280      $192       $88
------------------------------------------------------------------------------------------------------
Average net assets (in millions)              $1,111      $464      $335      $236      $135       $52
------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          10.10%     7.86%     8.41%     8.75%     8.95%     8.98%
Expenses                                        0.96%     1.79%     1.80%     1.84%     1.84%     1.88%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                      96.7%    116.8%    125.8%    104.9%     93.7%     96.7%

(4) Annualized.

(5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $2,037,376,437 and $1,860,877,727, respectively.


                         35 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
  Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                              Class C                          Class Y
                                              --------------------------       -------
                                                                               Period
                                                                               Ended
                                              Year Ended June 30,              June 30,
                                              1998      1997      1996(2)      1998(1)
=====================================================================================
Per Share Operating Data
Net asset value, beginning of period          $13.97    $13.50    $13.30       $14.48
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           1.22      1.14       .77          .90
Net realized and unrealized gain (loss)          .33       .45       .19         (.08)
                                              ------    ------    ------       ------
Total income from investment operations         1.55      1.59       .96          .82
-------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income           (1.10)    (1.12)     (.76)        (.88)
Tax return of capital distribution                --        --        --           --
                                              ------    ------    ------       ------
Total dividends and distributions
to shareholders                                (1.10)    (1.12)     (.76)        (.88)
-------------------------------------------------------------------------------------
Net asset value, end of period                $14.42    $13.97    $13.50       $14.42
                                              ======    ======    ======       ======

=====================================================================================
Total Return, at Net Asset Value(3)            11.42%    12.23%     7.36%        5.81%

=====================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)          $66       $30        $8          $11
-------------------------------------------------------------------------------------
Average net assets (in millions)                 $48       $18        $3          $ 6
-------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           7.87%     8.40%     8.41%(4)     9.14%(4)
Expenses                                        1.78%     1.82%     1.90%(4)     0.81%(4)
-------------------------------------------------------------------------------------
Portfolio turnover rate(5)                     116.8%    125.8%    104.9%       116.8%

(1) For the period from October 15, 1997 (inception of offering) to June 30,
1998.

(2) For the period from November 1, 1995 (inception of offering) to June 30,
1996.

(3) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $2,037,376,437 and $1,860,877,727, respectively.

See accompanying Notes to Financial Statements.


                         36 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high yield, lower-rated, fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                         37 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Structured Notes. The Fund invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended June 30, 1998, the market value of these securities comprised an average of 6.52% of the Fund's net assets, and resulted in realized and unrealized gains of $1,159,873.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 1998, the Fund had entered into outstanding when-issued or forward commitments of $38,000,000.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At June 30, 1998, securities with an aggregate market value of $2,473,371, representing 0.13% of the Fund's net assets, were in default.


                         38 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At June 30, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $126,400,000, which expires between 1999 and 2004.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                         39 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            During the year ended June 30, 1998, the Fund adjusted the classification of net investment income and net realized gain (loss) to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1998, amounts have been reclassified to reflect an increase in overdistributed net investment income of $6,063,432. Accumulated net realized loss on investments was decreased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         40 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended June 30, 1998(1)     Year Ended June 30, 1997
                             ----------------------------    ----------------------------
                             Shares         Amount           Shares         Amount
-----------------------------------------------------------------------------------------
Class A:
Sold                          20,518,863    $ 295,681,300     20,692,314    $ 285,257,249
Dividends reinvested           4,392,564       63,310,546      4,327,859       59,845,032
Redeemed                     (21,336,980)    (307,348,752)   (21,776,775)    (300,371,369)
                             -----------    -------------    -----------    -------------
Net increase                   3,574,447    $  51,643,094      3,243,398    $  44,730,912
                             ===========    =============    ===========    =============

-----------------------------------------------------------------------------------------
Class B:
Sold                          14,865,015    $ 212,496,036     14,179,293    $ 194,365,424
Dividends reinvested           1,246,353       17,834,997        951,852       13,080,795
Redeemed                      (7,867,469)    (112,373,478)    (7,393,386)    (101,353,023)
                             -----------    -------------    -----------    -------------
Net increase                   8,243,899    $ 117,957,555      7,737,759    $ 106,093,196
                             ===========    =============    ===========    =============

-----------------------------------------------------------------------------------------
Class C:
Sold                           3,414,708    $  49,159,490      2,112,964    $  29,194,779
Dividends reinvested             164,692        2,373,237         66,911          925,795
Redeemed                      (1,218,195)     (17,572,748)      (565,170)      (7,812,290)
                             -----------    -------------    -----------    -------------
Net increase                   2,361,205    $  33,959,979      1,614,705    $  22,308,284
                             ===========    =============    ===========    =============

-----------------------------------------------------------------------------------------
Class Y:
Sold                             846,505    $  12,239,429             --    $          --
Dividends reinvested              23,836          345,872             --               --
Redeemed                         (89,653)      (1,300,236)            --               --
                             -----------    -------------    -----------    -------------
Net increase                     780,688    $  11,285,065             --    $          --
                             ===========    =============    ===========    =============

(1) For the year ended June 30, 1998 for Class A, Class B and Class C shares and for the period from October 15, 1997 (inception of offering) to June 30, 1998 for Class Y shares.

================================================================================
3. Unrealized Gains and Losses on Investments

At June 30, 1998, net unrealized appreciation on investments and options written of $42,947,751 was composed of gross appreciation of $79,675,332, and gross depreciation of $36,727,581.


                         41 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of average annual net assets over $1 billion.

            For the year ended June 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,002,481, of which $771,821 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $5,537,254 and $389,939, respectively, of which $143,401 and $7,481 was paid to an affiliated broker/dealer for Class B and Class C shares, respectively. During the year ended June 30, 1998, OFDI received contingent deferred sales charges of $1,047,304 and $40,452, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended June 30, 1998, OFDI paid $47,665 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                         42 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual assets of Class B shares, determined as of the close of each regular business day. During the year ended June 30, 1998, OFDI paid $9,654 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $3,815,695 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of June 30, 1998, OFDI had incurred excess distribution and servicing costs of $14,583,100 for Class B.

            The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended June 30, 1998, OFDI paid $1,436 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $319,384 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of June 30, 1998, OFDI had incurred excess distribution and servicing costs of $825,815 for Class C.


                         43 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1998, the Fund had outstanding forward contracts as follows:

                                         Contract
                             Expiration  Amount       Valuation as of  Unrealized    Unrealized
                             Date        (000s)       June 30, 1998    Appreciation  Depreciation
-------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
Canadian Dollar
(CAD)                        7/15/98       6,585 CAD  $4,482,582       $200,584           $    --
Greek Drachma
(GRD)                        7/20/98     928,000 GRD   3,036,875             --            23,888
South African Rand
(ZAR)                        7/2/98       23,122 ZAR   3,925,623        347,524                --
                                                                       --------           -------
Total Unrealized Appreciation and Depreciation                         $548,108           $23,888
                                                                       ========           =======


                         44 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At June 30, 1998, the Fund had outstanding futures contracts as follows:

                                      Expiration  Number of   Valuation as of   Unrealized
                                      Date        Contracts   June 30,1998      Depreciation
--------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
Dow Jones Industrial Average          9/98        120         $10,836,000           $118,720
National Association of Security
Dealers Automated Quotation 100       9/98         12           1,624,800            135,000
Standard & Poor's 500                 9/98        120          34,290,000            677,625
                                                                                    --------
                                                                                    $931,345
                                                                                    ========


                         45 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended June 30, 1998 was as follows:

                                           Call Options              Put Options
                                           ----------------------    --------------------
                                           Number of    Amount of    Number of  Amount of
                                           Options      Premiums     Options    Premiums
------------------------------------------------------------------------------------------------------------------------------------
Options outstanding at June 30, 1997               --   $      --        --     $      --
Options written                             3,612,272     490,928     1,630       112,950
Options closed or expired                  (3,604,997)   (314,990)   (1,630)     (112,950)
Options exercised                              (7,275)   (175,938)       --            --
                                           ----------   ---------    ------     ---------
Options outstanding at June 30, 1998               --   $      --        --     $      --
                                           ==========   =========    ======     =========


                         46 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
8. Illiquid and Restricted Securities

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at June 30, 1998 was $178,202,962, which represents 9.57% of the Fund's net assets, of which $14,763,301 is considered restricted. Information concerning restricted securities is as follows:

                                                                                     Valuation
                                                                                     Per Unit as of
Security                                           Acquisition Dates  Cost Per Unit  June 30, 1998
---------------------------------------------------------------------------------------------------
Bonds
-----
Arizona Charlie's, Inc., 12% First Mtg. Nts.,
Series B, 11/15/00                                 11/18/93              100.00%              79.00%
---------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00                                 11/18/93-
                                                   12/15/95               95.74               20.00
---------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02           4/14/92-
                                                    3/3/93               100.00              100.25
---------------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14% Equipment
Trust, 7/2/08                                      3/19/98               101.00              107.00

Stocks and Warrants
-------------------
Becker Gaming, Inc. Wts., Exp. 11/00               11/18/93           $    2.00             $   .25
---------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock, Series A          6/17/97                25.00               25.00
---------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49                    6/17/97                   --                 .50
---------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.                                   4/14/92             1,000.00              885.00
---------------------------------------------------------------------------------------------------
Omnipoint Corp.                                    1/26/96                16.00               21.79
---------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00                   11/29/95                  --               21.79


                         47 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended June 30, 1998.


                         48 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer High Yield Fund as of June 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1998 and 1997, and the financial highlights for the period July 1, 1993 to June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer High Yield Fund at June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Denver, Colorado
July 22, 1998


                         49 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Dividends paid by the Fund during the fiscal year ended June 30, 1998 which are not designated as capital gain distributions should be multiplied by 4.25% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         50 Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
 Oppenheimer High Yield Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President, Treasurer and
                           Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Ralph W. Stellmacher, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Accountants  Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer High Yield Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer High Yield Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                         51 Oppenheimer High Yield Fund

 Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account
information. Online
transactions now available

--------------------------
 www.oppenheimerfunds.com
--------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

--------------------------
 1-800-525-7048
--------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

--------------------------
 1-800-852-8457

PhoneLink
24-hr automated information
and automated transactions

--------------------------
 1-800-533-3310
--------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

--------------------------
 1-800-843-4461
--------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

--------------------------
 1-800-835-3104
--------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                       [LOGO]OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0280.001.0698  August 28, 1998